STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
OPERATING ACTIVITIES
Net income (loss) for the year	$ (45,570)	$ 34,894	$ (5,603)
Adjustment to reconcile net income (loss) to net cash provided (used) by operating activities:
Foreign exchange (gain) or loss	(7,628)	(10,472)	24,991
Loss on note receivable	57,485	0	0
Imputed interest income	(63,290)	(68,869)	(79,339)
Changes in non-cash working capital items:
Prepaid expenses and deposits	1,490	(22)	(885)
Accounts payable and accrued liabilities	0	0	351
Due to related parties, non-interest bearing [note 5]	57,720	53,934	0
Net cash provided (used) by operating activities	207	9,465	(60,485)
INVESTING ACTIVITIES
Proceeds from note receivable	0	0	147,427
Net cash provided by investing activities	0	0	147,427
Increase in cash and cash equivalents	207	9,465	86,942
Cash and cash equivalents, beginning of year	225,971	216,506	129,564
Cash and cash equivalents, end of year	$ 226,178	$ 225,971	$ 216,506